Restricted Equity Securities	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Restricted Equity Securities
(4)	Restricted Equity Securities

Restricted equity securities consists of stock of the Federal Home Loan Bank of Cincinnati amounting to $3,012,000 at December 31, 2014 and 2013. The stock can be sold back only at par or a value as determined by the issuing institution and only to the respective financial institution or to another member institution. These securities are recorded at cost.